UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549
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                            Form  8-K

                          CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 16, 1998


                   ROFIN-SINAR TECHNOLOGIES, INC.
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       (Exact name of registrant as specified in its charter)


         Delaware                      000-21377            38-3306461
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(State of other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)       Identification No.)


          45701  Mast Street, Plymouth, MI                     48170
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       (Address of principal executive offices)              (Zip Code)


                          (734) 455-5400
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         (Registrant's telephone number, including area code)


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          (Former name, former address and former fiscal year, if changed since last report)

ITEM 5 - OTHER EVENTS

The registrant issued a press release on April 16, 1998 announcing that an independent jury has chosen the "Modular Diode Laser-Tools" project presented by ROFIN-SINAR Laser as one of the five new projects to be supported by the German Federal Ministry of Education, Science, Research and Technology BMBF. The competition was organized by the BMBF to further promote the development and application of advanced technologies.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
A)  Not Applicable
B)  Not Applicable
C)  Exhibits:
    99 - Press Release dated April 16, 1998


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ROFIN-SINAR TECHNOLOGIES, INC.
                        By:  /s/  GUNTHER BRAUN
                        -------------------------------------
                        Gunther Braun
                        Chief Financial Officer

Dated:    April 16, 1998